UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 10, 2014
(Date of earliest event reported)

0-28092
(Commission file number)

Medical Information Technology, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts
(State of incorporation)

04-2455639
(IRS Employer Identification Number)

MEDITECH Circle, Westwood, MA
(Address of principal executive offices)

02090
(Zip Code)

781-821-3000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Engagement of Registrant's Certifying Accountants

On December 10, 2014, Medical Information Technology, Inc. (MEDITECH) engaged Wolf & Company, P.C., 99 High Street, Boston, MA 02110, 617-439-9700 (WOLF) as its independent accountants. MEDITECH has not consulted WOLF regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on MEDITECH's financial statements, and either a written report was provided to MEDITECH or oral advice was provided that WOLF concluded was an important factor considered by MEDITECH in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K. MEDITECH has provided WOLF with a copy of the foregoing disclosures.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Medical Information Technology, Inc.
(Registrant)

By: Barbara A. Manzolillo, Chief Financial Officer and Treasurer
(Signature)

December 15, 2014
(Date)